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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003

DUKE REALTY CORPORATION
(Exact name of registrant specified in its charter)

Indiana (State of Incorporation)	1-9044 (Commission File Number)	35-1740409 (IRS Employer Identification No.)
600 East 96th Street Suite 100 Indianapolis, IN 46240 (Address of principal executive offices, zip code)
Registrant's telephone number, including area code: (317) 808-6000

Item 7(c).    Exhibits

99
Press Release, dated July 30, 2003, announcing the results of operations and financial condition of Duke Realty Corporation for the three and six months ended June 30, 2003.

Item 12.    Results of Operations and Financial Condition

        On July 30, 2003, Duke Realty Corporation issued a press release announcing its results of operations and financial condition for the three and six months ended June 30, 2003. This press release is attached hereto as Exhibit 99.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION
	By:	/s/ MATTHEW A. COHOAT Matthew A. Cohoat Senior Vice President and Corporate Controller
Dated: July 30, 2003

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  Item 7(c). Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES